Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated November 10, 2016 to the

Prospectus and Statement of Additional Information dated July 22, 2016, of AMG Pantheon Fund, LLC

(the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective September 30, 2016, Brett Johnson no longer serves as a portfolio manager of the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”). Effective immediately, Brian J. Buenneke is designated as a portfolio manager of the Fund and the Master Fund. Mr. Buenneke, Partner, joined Pantheon Ventures (US) LP (“Pantheon”) in 2004. Prior to joining Pantheon, he spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Mr. Buenneke holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. He is based in San Francisco. Chris Meads, Susan Long McAndrews, Dennis McCrary, Rudy Scarpa and Mr. Buenneke are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio. Accordingly, all references in the Prospectus and SAI to Mr. Johnson are hereby deleted and all references to the portfolio managers of the Fund and the Master Fund shall refer to Messrs. Meads, McCrary, Scarpa and Buenneke and Ms. Long McAndrews.

In addition, the information pertaining to Mr. Johnson in the tables in the section “Portfolio Management” on pages 11-12 of the SAI is hereby deleted and replaced with the following:

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Brian J. Buenneke*	0	$0	30	$14.3 billion	30	$6.1 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Brian J. Buenneke*	0	$0	29	$14.3 billion	18	$3.5 billion

*	Information for Mr. Buenneke is provided as of June 30, 2016.

Finally, the following is hereby added as the second sentence in the penultimate paragraph in the section “Portfolio Management” on page 12 of the SAI:

As of November 10, 2016, Mr. Buenneke did not have any direct or indirect beneficial ownership of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE